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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 21, 2007
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                             Norwood Financial Corp.
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             (Exact name of registrant as specified in its charter)


        Pennsylvania                       0-28364                23-2828306
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(State or other jurisdiction         (Commission File           (IRS Employer
       of incorporation)                  Number)            Identification No.)


717 Main Street, Honesdale, Pennsylvania                               18431
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors,
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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     On May 21, 2007, the Registrant announced that Mr. Andrew A. Forte had been appointed to the Boards of Directors of the Registrant and its principal subsidiary, Wayne Bank, effective as of June 1, 2007. Mr. Forte is expected to serve on the Audit Committee of the Registrant and as a rotating member of the Directors' Loan Committee of Wayne Bank. For further information, reference is made to the Registrant's press release, dated May 21, 2007, which is filed as
Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits
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     (c)  The following exhibits are filed with this report.

             Number   Description
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             99.1     Press Release, dated May 21, 2007





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NORWOOD FINANCIAL CORP.


Date:  May 21, 2007                   By:  /s/ William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)